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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report:  March 15, 2001
                       (Date of earliest event reported)


                                   TIVO INC.
            (exact name of registrant as specified in its charter)

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
          Delaware                  Commission File:
(State or other jurisdiction           000-27141                      77-0463167
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    of incorporation or                                            (I.R.S. Employer
       organization)                                              Identification No.)
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                               2160 Gold Street
                                 P.O. Box 2160
                           Alviso, California 95002
         (Address of Principal executive offices, including zip code)

                                (408) 519-9100
                         ----------------------------
             (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On March 15, 2001, we announced by press release our results for the month of January 2001, which month is being reported as a separate transition period in accordance with our decision to change our fiscal year-end from December 31 to January 31. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

     This Current Report on Form 8-K may contain forward-looking statements regarding our business, customers or other factors that may affect future earnings or financial results. Those statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance. These risks and uncertainties are more fully described in our Annual Report on Form 10-K for the period ended December 31, 1999 and Form 10-Q for the quarter ended September 30, 2000 filed with the Securities and Exchange Commission.

ITEM 7.  EXHIBITS

     (c)  Exhibits

 99.1  Press Release
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TIVO INC.



Date:    March 19, 2001               By:  /s/ David H. Courtney
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                                      David H. Courtney
                                      Chief Financial Officer and Sr. Vice
                                      President of Finance and Administration
                                      (Principal Financial and Accounting
                                      Officer)
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                                 EXHIBIT INDEX


Exhibit No.                        Description
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99.1                               Press Release